UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 14, 2018 (May 10, 2018)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07:	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 10, 2018. Of the 120,553,079 shares of common stock outstanding and entitled to vote on the March 20, 2018 record date for the Annual Meeting, a total of 111,047,527 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at the Annual Meeting are as follows:

a.	To elect the eight directors listed below to the Board of Directors to serve until the 2019 annual meeting of stockholders, and until their successors are duly elected and qualified. The Company’s stockholders voted to elect the eight nominees to serve as directors. Votes recorded, by nominee, were as follows:

NOMINEE	For	Against	Abstain
Peter E. Baccile	104,760,034	485,696	37,401
Matthew S. Dominski	104,830,302	410,868	41,961
Bruce W. Duncan	104,473,587	774,515	35,029
H. Patrick Hackett, Jr.	104,834,945	410,465	37,721
Denise A. Olsen	105,102,195	145,292	35,644
John Rau	103,373,470	1,512,052	397,609
L. Peter Sharpe	100,364,667	4,880,167	38,297
W. Ed Tyler	104,507,864	739,998	35,269

There were 5,764,396 broker non-votes with respect to each nominee.

b.	To approve, on an advisory (i.e. non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting. The Company’s stockholders voted to approve this proposal with 101,291,563 votes “For” and 3,511,426 votes “Against.” There were 480,142 abstentions and 5,764,396 broker non-votes with respect to such proposal.

c.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Company’s stockholders voted to approve this proposal with 109,810,836 votes “For” and 1,177,502 votes “Against.” There were 59,189 abstentions and 0 broker non-votes with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer
General Counsel

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer
General Counsel

Date: May 14, 2018